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                                                                   EXHIBIT 10.28
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                                AMENDMENT TO THE
                          DEFERRED COMPENSATION PROGRAM
                      UNDER INCENTIVE COMPENSATION PLAN OF
            CRESTAR FINANCIAL CORPORATION AND AFFILIATED CORPORATIONS
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          Effective for the Award Year 1994 and subsequent Award Years, Plan section 3(h) is amended to read as follows:

               (h) Notwithstanding any other provision of the Plan, a Participant's Deferred Income Benefit Award Election Form for any Award Year is not valid if that Participant is not an Employee on December 31 of the Year following that Award Year for any reason other than Termination because of Retirement, total disability, or death. If a Participant's Deferred Income Benefit Award Election Form is invalid because of this subsection (h), that Participant must be paid the amounts he would then have been entitled to receive if he had not submitted that Deferred Income Benefit Award Election Form.